SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 1999

                              ENGELHARD CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                1-8142                   22-1586002
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)


101 Wood Avenue
Iselin, New Jersey                                                08830
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (732) 205-5000

                                      None
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On March 2, 1999, Engelhard Corporation (the "Company") announced that it had reached an agreement with Minorco relating to Minorco's previously announced intention to dispose of the approximately 46 million shares of the Company beneficially owned by it. For additional information regarding the agreement, reference is made to the press release, a copy of which is attached hereto as
Exhibit 99, and to the Stock Purchase and Registration Rights Agreement dated as of March 2, 1999, a copy of which is attached hereto as Exhibit 4, each of which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

                   4 Stock Purchase and Registration Rights Agreement dated as of March 2, 1999 between the Company and Minorco.

                  99        Press Release dated March 2, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ENGELHARD CORPORATION

Date:  March 2, 1999                 By: /s/ Thomas P. Fitzpatrick
                                         -------------------------------------
                                         Name:  Thomas P. Fitzpatrick
                                         Title:  Senior V.P. and CFO

                                  EXHIBIT INDEX



Number                      Description

 4 Stock Purchase and Registration Rights Agreement dated as of March 2, 1999 between the Company and Minorco.

99                          Press Release dated March 2, 1999.